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                                                                   Exhibit 10.02

                               DAVOX CORPORATION

                              AMENDED AND RESTATED

                  1988 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1.  Purpose.  This Non-Qualified Stock Option Plan to be known as the 1988
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Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Davox Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and to demonstrate the Company's appreciation for their service upon the Company's Board of Directors.

     2.  Rights to be Granted.  Under the Plan, options are granted that give an
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Optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $0.10, of the Company. The option price is determined in each instance in accordance with the terms of this Plan.

     3.  Available Shares.  The total number of shares of Common Stock, par
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value $0.10, of the Company, for which options may be granted shall not exceed four hundred thousand (400,000) shares subject to adjustment in accordance with
Section 13 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the option pool and continue to be available for grant under the Plan.

     4.  Administration.  The Plan shall be administered by the Compensation
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Committee of the Board of Directors of the Company (the "Committee").  The
Committee shall, subject to the provisions of the Plan and Section 17 hereof in particular, have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

     5.  Option Agreement.  Each option granted under the provisions of this
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Plan shall be evidenced by an option Agreement, in such form as may be approved by the Board, which Agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.

     6.  Eligibility and Limitations.  Options may be granted pursuant to the
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Plan only to non-employee members of the Board of Directors of the Company who are not officers of the Company.

     7.  Option Price.  The purchase price of the stock covered by an option
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granted pursuant to the Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of
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Section 13 hereof.  For purposes of the Plan, the fair market value of a share of Common Stock on any day shall be the last reported sales price of such share on the last day preceding the date of option grant as listed on the NASDAQ National Market System, or if there were no such trades on such day the last reported sales price of such share on the NASDAQ National Market System on the last preceding day on which it was traded.

     8.  Automatic Grant of Options.  Each member of the Company's Board of
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Directors serving on December 12, 1991, who is neither an employee nor an officer of the Company, is automatically granted on such date, without further action by the Board, an option to purchase forty thousand (40,000) shares of the Company's Common Stock. Thereafter, so long as such member remains on the Board of Directors and remains neither an officer nor an employee of the Company, such member shall be automatically granted, on each biennial anniversary of December 12, 1991, an additional option to purchase ten thousand (10,000) shares of the Company's Common Stock. Each person who is neither an employee nor an officer of the Company who is first elected to the Board of Directors after December 12, 1991 shall be automatically granted, on the date of such election without further action by the Board of Directors, an option to purchase forty thousand (40,000) shares of the Company's Common Stock. Each such member who is first elected to the Board of Directors after December 12, 1991 and remains neither an officer nor an employee of the Company shall be automatically granted, on each biennial anniversary of the date of the first grant of an option hereunder to such member, an additional option to purchase ten thousand (10,000) shares of the Company's Common Stock. Anything in the Plan to the contrary notwithstanding, the effectiveness of the grant of all options hereunder on or after December 12, 1991 is in all respects subject to, and shall be of no force and effect and such options shall not in any way vest or become exercisable unless and until, approval of the Plan, as hereby amended and restated, by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which the Plan, as hereby amended and restated, is presented for approval. In the event that such approval as aforesaid has not been received on or before December 12, 1992, then in either such event the Plan, as herein amended and restated, and any options granted hereunder shall be null and void, and upon the occurrence of such approval as aforesaid, the Plan, as hereby amended and restated, and such options shall become effective as of December 12, 1991.

     9.  Period of Option.  The options granted hereunder shall expire on a date
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which is five (5) years after the date of grant of the options and the Plan shall terminate when all options granted hereunder have terminated.

     10.  Exercise of Option.  Subject to the terms and conditions of the Plan
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an the Option Agreement, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Treasurer, Davox Corporation, Three Federal Street, Billerica, Massachusetts 01821, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option, valued at fair market value determined in accordance with the provisions of Section 7 hereof; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100)
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shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. Upon notification from the Company, the Transfer Agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the Optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a shareholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the option.

     11.  Vesting of Shares and Non-Transferability of Options.
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          (a)  Vesting.  Options granted under the Plan shall vest in the
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Optionee and thus become exercisable, in accordance with the following schedule:


Cumulative Number
of Shares for which
option is Exercisable                           Date of Vesting

1/4 of total option Shares                      1 year anniversary of the date of the grant of
                                                the option

2/4 of total Option Shares                      2 year anniversary of the date of the grant of
                                                the option

3/4 of total Option Shares                      3 year anniversary of the date of the grant of
                                                the option

100% of total Option Shares                     4 year anniversary of the date of the grant of
                                                the option

The number of shares as to which the option may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in the Plan.

     (b) Legend on Certificates.  The certificates representing such shares
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shall carry such appropriate legend, and such written instructions shall be given to the Company's Transfer Agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     (c) Non-Transferability.  Any option granted pursuant to the Plans all not
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be assignable or transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by him.

     12.  Termination of Option Rights.
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     (a) In the event an Optionee ceases to be a member of the Board of
Directors of the Company for any reason other than death or disability, any then unexercised options granted to such optionee shall, to the extent not then exercisable, immediately terminate and become void, and any options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the optionee within a period of ten (10) days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

     (b) In the event that an Optionee ceases to be a member of the Board of Directors of the Company by reason of his or her disability or death, any option granted to such Optionee may be exercised, to the extent of the number of shares with respect to which an Optionee could have exercised it on the date of such disability or death (by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

     13.  Adjustments Upon Changes in Capitalization and other Matters.  In the
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event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     If an option hereunder shall be assumed, or a new option substituted therefor, as a result of sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation or by a parent corporation or a subsidiary therefor shall be considered for purposes of an option to be membership on the Board of Directors of the Company.

     14.  Restrictions on Issuance of Shares.  Notwithstanding the provisions of
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Sections 8 and 10 hereof, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

     (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or
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                                      -5-

     (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities acts as now in force or hereafter amended; and until the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

     15.  Representation of Optionee.  The Company shall require the Optionee to
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deliver written warranties and representations upon exercise of the option that are necessary to show compliance with Federal and state securities laws including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     16.  Approval of Stockholders and Securities and Exchange Commission.  The
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effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to approval by the Company's shareholders as more fully set forth in Section 8 hereof.

     17.  Termination and Amendment of Plan.  The Board may at any time
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terminate or amendment the Plan or make such modification or amendment thereof as it deems advisable, provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any participating Director hereunder; (b) change the provisions of the Plan regarding the termination of the options or the time when they may be exercised; (c) change the period during which any options may be granted or remain outstanding or the date on which the Plan shall terminate; (d) change the designation of the class of persons eligible to receive options, or otherwise change Section 7 hereof;
(e) materially increase benefits accruing to option holders under the Plan. In no event, however, may any provision of this Plan specified in Rule 16b3(c)(2)(ii)(A) (or any successor or amended provision thereof) of the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility and who may participate in the Plan, the amount and price of shares for which options may be granted or the timing of awards,) be amended more than once in any six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an option previously granted to him.